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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): January 26, 2004
                                                         ----------------



                              NEOWARE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                      000-21240           23-2705700
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(State or other jurisdiction of    (Commission File No.)     (IRS Employer
incorporation)                                               Identification No.)


                                400 Feheley Drive
                       King of Prussia, Pennsylvania 19406
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                    (Address of principal executive offices)

       (Registrant's telephone number including area code) (610) 277-8300
                                                          ---------------
         .


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Item 7.  Financial Statements, Pro forma Financial Information and Exhibits.

(c)      Exhibit furnished pursuant to Item 12.

         Exhibit No.      Description of Exhibit
         -----------      ----------------------

         99.1 Transcript of conference call held by Neoware Systems, Inc. on January 26, 2004.


Item 12. Results of Operations and Financial Condition.

         On January 26, 2004, Neoware Systems, Inc. conducted its fiscal 2004 second quarter conference call related to the press release issued earlier in the day and previously furnished on Form 8-K. A copy of the transcript is furnished as Exhibit 99.1 hereto. The information included in this Form 8-K, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, but instead is furnished as provided by that instruction. Other information provided through any internet addresses or links noted in the transcript furnished with this Form 8-K shall not be considered furnished or otherwise incorporated in this Form 8-K.

         The transcript contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding: our projected revenue level, gross profit margins and expenses for the balance of our 2004 fiscal year; our strategy to continue increasing sales of complementary products; our expectation of revenue growth in our 2005 fiscal year; our continued growth, organically and through acquisitions; our intention to take a more active role in stimulating demand for our products and to realign certain sales resources; the benefits of our leadership position; the cost-saving benefits of our products to our customers which we believe will drive growth in our industry, the growth of our market in 2004, the development of innovative new products, the growth of software product sales; growth of our share of the overall PC market; our expection of increasing market expenses. These forward-looking statements involve risks and uncertainties. Factors that could cause actual results to differ materially from those predicted in such forward-looking statements include, the final results of our results for our 2004 and 2005 fiscal years, the timing and receipt of future orders, our timely development and customers' acceptance of our products, pricing pressures, rapid technological changes in the industry, growth of overall thin client sales through the capture of a greater portion of the PC market, increased competition, our ability to attract and retain qualified personnel, adverse changes in customer order patterns, our ability to identify and successfully consummate and integrate future acquisitions, adverse changes in general economic conditions in the U. S. and internationally, risks associated with foreign operations and political and economic uncertainties associated with current world events. These and other risks are detailed from time to time in Neoware's periodic reports filed with the Securities and Exchange Commission, including, but not limited to, its reports on Form 10-K for the year ended June 30, 2003 and Form 10-Q for the quarter ended September 30, 2003.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                              NEOWARE SYSTEMS, INC.


Dated:  February 2, 2004              By: /S/ Keith D. Schneck,
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                                      Keith D. Schneck, Executive Vice President
                                      and Chief Financial Officer













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